CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Accounts receivable, allowance for doubtful accounts	$ 1,653	$ 4,219
Ordinary shares, par value	$ 0.0001	$ 0.0001
Ordinary shares, shares authorized	1,000,000,000	1,000,000,000
Ordinary shares, shares issued	569,206,989	557,682,406
Ordinary shares, shares outstanding	569,206,989	557,682,406